                                                                    EXHIBIT 99.6

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION


     CASE NAME:  ERLY Industries, Inc.               Petition Date:  09/28/98

                                                     CASE NUMBER:  98-21515-C-11

                                MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING FEBRUARY 28, 1999
------------------------------------------------------------------------------------------------------------------------------------
                         MONTH                                 OCTOBER,     NOVEMBER,     DECEMBER,                       FEBRUARY,
                                                                 1998         1998          1998         JANUARY, 1999      1999
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                              $  40,000     $  40,000     $  40,000         $   40,000    $  40,000
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)                      $  15,384      ($18,756)     ($59,371)           ($9,334)   $  11,681
NET INCOME(LOSS) (MOR-6)                                      $  15,384      ($18,756)     ($59,371)           ($9,334)   $  11,681

PAYMENTS TO INSIDERS (MOR-9)      SEE FOOTNOTES  FOR MOR-9    $  13,000     $  41,200     $  12,873         $   24,962    $  24,961
PAYMENTS TO PROFESSIONALS (MOR-9)                             $   6,201     $   2,562     $       0         $   36,360    $       0
TOTAL DISBURSEMENTS (MOR-8)                                   $   4,048     $  64,154     $  61,053         $  116,910    $  85,755

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED                                     Are all accounts receivable being collected within terms?
AS OF SIGNATURE DATE                                     EXPIR                  Unknown       See attachment
                                                         DATE                   -------       --------------
---------------------------------------------------------------   Are all post-petition liabilities, including taxes, being paid
CASUALTY               YES   ( )     NO      (X)          NA      within terms?      Yes
LIABILITY              YES   (X)     NO      ( )       04/01/99                      ---
VEHICLE                YES   ( )     NO      (X)          NA      Have any pre-petition liabilities been paid?  No  If so, describe
WORKERS                YES   (X)     NO      ( )       02/01/00                                                 --
OTHER - FOREIGN PACK.  YES   (X)     NO      ( )       04/01/99   Are all funds received being deposited into DIP bank account?  Yes
                                                                                                                                 ---
                                                                  Were any assets disposed of outside of the normal course of
---------------------------------------------------------------   business?                                                      No
                                                                  If so, describe.                                               --
---------------------------------------------------------------   Are all U. S. Trustee quarterly fee payments current?          Yes
ATTORNEY NAME:       Matthew Rosenstein, Esq.                                                                                    ---
FIRM:                                                             What is the status of your Plan of Reorganization?  In Process -
ADDRESS:             711 N Carancahua,  # 420                                                                         ------------
ADDRESS:                                                          Pending
CITY, STATE, ZIP     Corpus Christi,  TX  78475                   -------
TELEPHONE:           512-883-5577
                                                                  I certify under penalty of perjury that the following  complete
---------------------------------------------------------------   Monthly Operating Report (MOR), consisting of MOR-1 through
                                                                  MOR-9 plus attachments, are true and correct except that the
MOR-1                                                             information on MOR-2 and MOR-3 was obtained from the former company controller acting as a consultant.  I make no claim as to accuracy of  that information.


                                                                  SIGNED:           /s/ Nanette N. Kelley
                                                                          ________________________________________________
                                                                                        Nanette N. Kelley

                                                                  TITLE: _________________________________________________
                                                                                            President

CASE NAME: ERLY Industries, Inc.                      CASE NUMBER: 98-21515-C-11

                          COMPARATIVE BALANCE SHEETS

--------------------------------------------------------------------------------------------------------------------------
                  ASSETS                       FILING DATE* 09/28/1998   OCTOBER, 1998   NOVEMBER, 1998   DECEMBER, 1998
--------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
    CASH                                                    $  141,972      $  139,572       $  177,758       $  135,201
    ACCOUNTS RECEIVABLE, NET                                   241,322         241,322          241,322          238,544
    INVENTORY: LOWER OF COST OR MARKET                               0               0                0                0
    PREPAID EXPENSES                                            39,239          39,239           51,239           39,239
    INVESTMENTS                                                      0               0                0                0
    OTHER                                                       71,173         111,173           58,240           93,529
                                              ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                           493,706         531,306          528,559          506,513
                                              ----------------------------------------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST                          11,617,497      11,617,497       11,617,497       11,617,497
    LESS ACCUMULATED DEPRECIATION                           (3,129,697)     (3,129,697)      (3,129,697)      (3,129,697)
    NET BOOK VALUE OF PP&E                                   8,487,800       8,487,800        8,487,800        8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                                     0               0                0                0
    INVESTMENTS IN SUBS                                    (66,884,551)    (66,884,551)     (66,884,551)     (66,884,551)
    DEFERRED BOND COSTS, NET                                    78,375          78,375           78,375           78,375

                                            ------------------------------------------------------------------------------
    TOTAL ASSETS                                          ($57,824,670)   ($57,787,070)    ($57,789,817)    ($57,811,863)
                                            ==============================================================================

                                                 ---------------------------------------------
                                                        JANUARY, 1999         FEBRUARY, 1999
                                                 ---------------------------------------------
CURRENT ASSETS
    CASH                                                   $  140,722             $  124,049
    ACCOUNTS RECEIVABLE, NET                                  238,544                235,463
    INVENTORY: LOWER OF COST OR MARKET                              0                     $0
    PREPAID EXPENSES                                           39,239                 39,239
    INVESTMENTS                                                     0                      0
    OTHER                                                      54,359                 52,004
                                                 ---------------------------------------------
TOTAL CURRENT ASSETS                                          472,864                450,755
                                                 ---------------------------------------------

    PROPERTY, PLANT& EQUIP, @ COST                         11,617,497             11,617,497
    LESS ACCUMULATED DEPRECIATION                          (3,129,697)            (3,129,697)
    NET BOOK VALUE OF PP&E                                  8,487,800              8,487,800
OTHER ASSETS:
    TAX DEPOSITS                                                    0                      0
    INVESTMENTS IN SUBS                                   (66,884,551)           (66,884,551)
    DEFERRED BOND COSTS, NET                                   78,375                 78,375

                                                 ---------------------------------------------
    TOTAL ASSETS                                         ($57,845,512)          ($57,867,621)
                                                 =============================================


MOR-2

CASE NAME: ERLY Industries, Inc.                      CASE NUMBER: 98-21515-C-11


                          COMPARATIVE BALANCE SHEETS

----------------------------------------------------------------------------------------------------------------------------------
            LIABILITIES & OWNERS EQUITY                FILING DATE* 09/28/1998   OCTOBER, 1998   NOVEMBER, 1998    DECEMBER, 1998
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                             $          0    $     22,216     $     38,225      $     75,550
                                                       ---------------------------------------------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                                       $  6,102,725    $  6,102,725     $  6,102,725      $  6,102,725
    PRIORITY DEBT                                                            0               0                0                 0
    FEDERAL INCOME TAX                                               1,864,285       1,864,285        1,864,285         1,864,285
    FICA/WITHHOLDING                                                         0               0                0                 0
    UNSECURED DEBT                                                   1,167,204       1,167,204        1,167,204         1,167,204
    OTHER - INTERCO PAYABLES                                        13,193,230      13,193,230       13,193,230        13,193,230
                                                       ---------------------------------------------------------------------------
TOTAL LIABILITIES                                                   22,327,444      22,349,660       22,365,669        22,402,994
                                                       ---------------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                                          0               0                0                 0
    COMMON STOCK                                                        57,621          57,621           57,621            57,621
    ADDITIONAL PAID-IN CAPITAL                                      33,070,204      33,070,204       33,070,204        33,070,204
    RETAINED EARNINGS: FILING DATE                                (113,279,939)   (113,279,939)    (113,279,939)     (113,279,939)
    RETAINED EARNINGS: POST FILING DATE                                      0          15,384           (3,372)          (62,743)
TOTAL OWNER'S EQUITY (NET WORTH)                                   (80,152,114)    (80,136,730)     (80,155,486)      (80,214,857)
                                                       ---------------------------------------------------------------------------
TOTAL LIABILITIES & OWNER'S EQUITY                                ($57,824,670)   ($57,787,070)    ($57,789,817)     ($57,811,863)
                                                       ===========================================================================

                                                           ----------------------------------------
                                                                 JANUARY, 1999    FEBRUARY, 1999
                                                           ----------------------------------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                            $      51,235      $     17,445
                                                           ----------------------------------------
PRE-PETITION LIABILITIES:
    NOTES PAYABLE - SECURED                                      $   6,102,725      $  6,102,725
    PRIORITY DEBT                                                            0                 0
    FEDERAL INCOME TAX                                               1,864,285         1,864,285
    FICA/WITHHOLDING                                                         0                 0
    UNSECURED DEBT                                                   1,167,204         1,167,204
    OTHER - INTERCO PAYABLES                                        13,193,230        13,193,230
                                                           ----------------------------------------
TOTAL LIABILITIES                                                   22,378,679        22,344,889
                                                           ----------------------------------------
OWNER'S EQUITY (DEFICIT)
    PREFERRED STOCK                                                          0                 0
    COMMON STOCK                                                        57,621            57,621
    ADDITIONAL PAID-IN CAPITAL                                      33,070,204        33,070,204
    RETAINED EARNINGS: FILING DATE                                (113,279,939)     (113,279,939)
    RETAINED EARNINGS: POST FILING DATE                                (72,077)          (60,396)
TOTAL OWNER'S EQUITY (NET WORTH)                                   (80,224,191       (80,212,510)
                                                           ----------------------------------------
TOTAL LIABILITIES & OWNER'S EQUITY                                 ($57,845,51)     ($57,867,621)
                                                           ========================================

MOR-3

CASE NAME: ERLY INDUSTRIES, INC.                     CASE NUMBER:  98-21515-C-11


                     SCHEDULE OF POST-PETITION LIABILITIES

------------------------------------------------------------------------------------------------------------------------------------
                                                  OCTOBER, 1998 NOVEMBER, 1998 DECEMBER, 1998 JANUARY, 1999 FEBRUARY, 1999
------------------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                                $   3,015      $  20,749      $  18,564     $  47,722      $  16,617
TAX PAYABLE
      FEDERAL PAYROLL TAXES                           $       0      $       0      $       0     $       0      $       0
      STATE PAYROLL & SALES TAXES                             0            276            553           552            828
      AD VALOREM TAXES                                        0              0              0             0              0
      OTHER TAXES                                             0              0              0             0              0
                                              --------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                           0            276            553           552            828     $ 0
                                              --------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                                    0              0              0             0              0
ACCRUED INTEREST PAYABLE                                      0              0              0             0              0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                       6,201              0         36,360             0              0
OTHER ACCRUED LIABILITIES:                                                                                0              0
  1   DIRECTOR'S FEES (MOR-9)                             3,000              0              0             0              0
  2   ACCRUED PAYROLL FOR NNK (MOR-9)                    10,000         10,000         10,000             0              0
  3   ACCRUED OFFICER - CONTRACT (WR)                         0          7,200         10,073         2,961              0
                                              --------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)               $  22,216      $  38,225      $  75,550     $  51,235      $  17,445     $ 0
                                              ======================================================================================

MOR-4

                          CASE NAME:       ERLY Industries, Inc.                                 CASE NUMBER:      98-21515-C-11


                                                AGING OF POST-PETITION LIABILITIES
                                                ----------------------------------
                                                          FEBRUARY, 1999
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AD-VALOREM &
          DAYS                  TOTAL         TRADE ACCTS          FED TAXES          STATE TAXES          OTHER TAXES     OTHER
    -------------------------------------------------------------------------------------------------------------------------------
          0-30                     $17,445          $16,617                $0                 $828                   $0         $0
         31-60                     $     0                0                 0                    0                    0          0
         61-90                     $     0                0                 0                    0                    0          0
          91+                      $     0                0                 0                    0                    0          0
                     --------------------------------------------------------------------------------------------------------------
         TOTAL                     $17,445          $16,617                $0                 $828                   $0         $0
                     --------------------------------------------------------------------------------------------------------------

                                                AGING OF ACCOUNTS RECEIVABLE
                                                ----------------------------
    ------------------------------------------------------------------------------------------------------------------------------
         MONTH           OCTOBER, 1998         NOVEMBER, 1998         DECEMBER, 1998         JANUARY, 1999    FEBRUARY, 1999
    -------------------------------------------------------------------------------------------------------------------------------
       0-30 DAYS                $      0               $      0               $      0            $      0     $      0
       31-60 DAYS               $      0               $      0               $      0            $      0     $      0
       61-90 DAYS               $      0               $      0               $      0            $      0     $      0
        91+ DAYS                $241,322               $241,322               $238,544            $238,544     $235,463
                     -------------------------------------------------------------------------------------------------------------
         TOTAL                  $241,322               $241,322               $238,544            $238,544           $235,463   $0
                     ==============================================================================================================


    MOR-5

                CASE NAME: ERLY Industries, Inc.      CASE NUMBER: 98-21515-C-11

                                                                STATEMENT OF INCOME OR (LOSS)
------------------------------------------------------------------------------------------------------------------------------
                         MONTH                                   OCTOBER, 1998         NOVEMBER, 1998           DECEMBER, 1998
------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                                         $40,000                $40,000               $40,000
TOTAL COST OF REVENUES                                                         0                      0                     0
                                                    -------------------------------------------------------------------------
GROSS PROFIT                                                             $40,000                $40,000               $40,000
                                                    -------------------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                                  $     0                $     0              $      0
    GENERAL & ADMINISTRATIVE                                               5,415                 26,229                38,903
    INSIDERS COMPENSATION                                                 13,000                 29,965                24,108
    PROFESSIONAL FEES                                                      6,201                  2,562                36,360
    OTHER (attach list)  SEE FOOTNOTES                                         0                      0                     0

                                                    -------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                  24,616                 58,756                99,371
                                                    -------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)                                       $15,384               ($18,756)             ($59,371)
                                                    -------------------------------------------------------------------------
    INTEREST EXPENSE                                                           0                      0                     0
    DEPRECIATION                                                               0                      0                     0
    OTHER(INCOME)EXPENSE(MOR-10)                                               0                      0                     0
    OTHER ITEMS(MOR-10)                                                        0                      0                     0

                                                    -------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                                               $     0                $     0               $     0
                                                    -------------------------------------------------------------------------
NET INCOME BEFORE TAXES                                                  $15,384               ($18,756)             ($59,371)
                                                    -------------------------------------------------------------------------
FEDERAL INCOME TAXES                                                     $     0                $     0               $     0
                                                    -------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                                                $15,384               ($18,756)             ($59,371)
                                                    =========================================================================


----------------------------------------------------------------------------------------------------------------
                         MONTH                      JANUARY, 1999      FEBRUARY, 1999        FILING TO DATE
----------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                                           $ 40,000         $     40,000         $      200,000
TOTAL COST OF REVENUES                                            0                    0         $            0
                                              -----------------------------------------------------------------
GROSS PROFIT                                               $ 40,000         $     40,000         $      200,000
                                              -----------------------------------------------------------------
OPERATING EXPENSES:
    SELLING & MARKETING                                    $      0         $          0         $            0
    GENERAL & ADMINISTRATIVE                                 24,372                3,358         $       98,277
    INSIDERS COMPENSATION                                    24,962               24,961         $      116,996
    PROFESSIONAL FEES                                             0                    0         $       45,123
    OTHER (attach list)  SEE FOOTNOTES                            0                    0         $            0

                                              -----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                     49,334               28,319                260,396
                                              -----------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)                        ($  9,334)        $     11,681        ($       60,396)
                                              -----------------------------------------------------------------
    INTEREST EXPENSE                                              0                    0         $            0
    DEPRECIATION                                                  0                    0         $            0
    OTHER(INCOME)EXPENSE(MOR-10)                                  0                    0         $            0
    OTHER ITEMS(MOR-10)                                           0                    0         $            0
                                              -----------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                                 $      0         $          0         $            0
                                              -----------------------------------------------------------------
NET INCOME BEFORE TAXES                                   ($  9,334)        $     11,681        ($       60,396)
                                              -----------------------------------------------------------------
FEDERAL INCOME TAXES                                       $      0         $          0         $            0
                                              -----------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                                 ($  9,334)        $     11,681        ($       60,396)
                                              =================================================================

MOR-6

                              CASE NAME:     ERLY Industries, Inc.                CASE NUMBER:         98-21515-C-11


      ----------------------------------------------------------------------------------------------------------------------------
              CASH RECEIPTS AND DISBURSEMENTS                 OCTOBER, 1998              NOVEMBER, 1998        DECEMBER, 1998
      ---------------------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                                             $141,972               $139,572              $177,758
                                                      ---------------------------------------------------------------------------
  RECEIPTS:
  2   CASH SALES                                                                  $0                     $0                    $0
  3   COLLECTION OF ACCOUNTS RECEIVABLE                                            0                100,000                 9,845
  4   LOANS & ADVANCES                                                             0                      0                     0
  5   SALE OF ASSETS                                                               0                      0                     0
  6   OTHER (attach list)                                                      1,648                  2,340                 8,651
                                                      ---------------------------------------------------------------------------
 TOTAL RECEIPTS                                                                 1,648                102,340               18,496
                                                      ---------------------------------------------------------------------------
 DISBURSEMENTS:
  7   NET PAYROLL                                                                  0                  6,896                 6,896
  8   PAYROLL TAXES PAID                                                           0                  3,593                 3,593
  9   SALES, USE & OTHER TAXES PAID                                                0                      0                     0
 10   SECURED/RENTAL/LEASES                                                        0                      0                     0
 11   UTILITIES                                                                    0                      0                     0
 12   INSURANCE                                                                1,996                 10,157                13,359
 13   INVENTORY PURCHASES                                                          0                      0                     0
 14   VEHICLE EXPENSE                                                              0                      0                     0
 15   TRAVEL & ENTERTAINMENT                                                       0                     90                 2,722
 16   REPAIRS, MAINTENANCE & SUPPLIES                                              0                      0                     0
 17   ADMINISTRATIVE & SELLING                                                 1,222                    867                32,588
 18   OTHER(attach list)                                                           0                 33,538                     0
                                                      ---------------------------------------------------------------------------
 TOTAL DISBURSEMENTS FROM OPERATIONS                                            3,218                 55,141               59,158
                                                      ---------------------------------------------------------------------------
 19   PROFESSIONAL FEES                                                            0                  8,763                     0
 20   U.S. TRUSTEE FEES                                                            0                    250                     0
 21   OTHER REORGANIZATION EXPENSES (attach list)                                830                      0                 1,895
                                                      ---------------------------------------------------------------------------
 TOTAL DISBURSEMENTS                                                           $4,048                $64,154              $61,053
                                                      ---------------------------------------------------------------------------
 22   NET CASH FLOW                                                           (2,400)                38,186              (42,557)
                                                      --------------------------------------------------------------------------
 23   CASH - END OF MONTH (MOR-2)                                           $139,572               $177,758              $135,201
                                                      ===========================================================================


                                           CASE NAME:     ERLY Industries, Inc.       CASE NUMBER:         98-21515-C-11



      ----------------------------------------------------------------------------------------------------------------
              CASH RECEIPTS AND DISBURSEMENTS          JANUARY, 1999         FEBRUARY, 1999
      ----------------------------------------------------------------------------------------------------------------
  1   CASH - BEGINNING OF MONTH                                  $135,201             $140,722
                                                     -----------------------------------------------------------------
RECEIPTS:
  2   CASH SALES                                                 $      0             $      0
  3   COLLECTION OF ACCOUNTS RECEIVABLE                            80,000               43,081
  4   LOANS & ADVANCES                                                  0                    0
  5   SALE OF ASSETS                                                    0                    0
  6   OTHER (attach list)                                          47,431               26,002
                                                     -----------------------------------------------------------------
TOTAL RECEIPTS                                                    127,431               69,083
                                                     -----------------------------------------------------------------
DISBURSEMENTS:
  7   NET PAYROLL                                                  23,900                6,913
  8   PAYROLL TAXES PAID                                            7,760                3,575
  9   SALES, USE & OTHER TAXES PAID                                    10                    0
 10   SECURED/RENTAL/LEASES                                         5,625                    0
 11   UTILITIES                                                         0                    0
 12   INSURANCE                                                    12,945               12,564
 13   INVENTORY PURCHASES                                               0                    0
 14   VEHICLE EXPENSE                                                   0                    0
 15   TRAVEL & ENTERTAINMENT                                        1,845                    0
 16   REPAIRS, MAINTENANCE & SUPPLIES                                   0                    0
 17   ADMINISTRATIVE & SELLING                                     15,715               18,817
 18   OTHER(attach list)                                           17,000               43,887
                                                     -----------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                                84,800               85,756                     0
                                                     -----------------------------------------------------------------
 19   PROFESSIONAL FEES                                            36,360                    0
 20   U.S. TRUSTEE FEES                                               750                    0
 21   OTHER REORGANIZATION EXPENSES (attach list)                       0                    0
                                                     -----------------------------------------------------------------
TOTAL DISBURSEMENTS                                              $121,910             $ 85,756                    $0
                                                     -----------------------------------------------------------------
 22   NET CASH FLOW                                                 5,521              (16,673)                    0
                                                    ----------------------------------------------------------------
 23   CASH - END OF MONTH (MOR-2)                                $140,722             $124,049                    $0
                                                     =================================================================
                                                        See Note:


  Note: January disbursements for Petty Cash transfer to operating not reflected in January, 1999 filing.



      MOR-7

CASE NAME:   ERLY Industries, Inc.                       NUMBER:   98-21515-C-11

                          CASH ACCOUNT RECONCILIATION
                            MONTH OF FEBRUARY, 1999

                                  -----------------------------------------------------------------------------------------
                                                                                                 BANK ONE,
      BANK NAME                    UNION PLANTERS BANK    BANK OF AMERICA    BANK OF AMERICA    ARIZONA, NA    WELLS FARGO
                                  -----------------------------------------------------------------------------------------
      ACCOUNT NUMBER                   9500013041           00991-06046        03445-09141       2357-0372      4311854350
                                  -----------------------------------------------------------------------------------------
      ACCOUNT TYPE                      OPERATING             PAYROLL           OPERATING        OPERATING      OPERATING
                                  -----------------------------------------------------------------------------------------
      BANK BALANCE                            $124,063             CLOSED             CLOSED         CLOSED         CLOSED
      DEPOSIT IN TRANSIT                        11,006                  0                  0              0
      OUTSTANDING CHECKS                        11,020                  0                  0              0

                                  -----------------------------------------------------------------------------------------
      ADJUSTED BANK BALANCE                   $124,049                 $0                 $0             $0             $0
                                  =========================================================================================

      BEGINNING CASH - PER BOOKS              $140,722                 $0                 $0             $0             $0
      RECEIPTS                                  69,082                  0                  0              0              0
      TRANSFER BETWEEN ACCOUNTS                      0                  0                  0              0              0
      CHECKS/OTHER DISBURSEMENTS                85,755                  0                  0              0              0

                                  -----------------------------------------------------------------------------------------
      ENDING CASH - PER BOOKS                 $124,049                 $0                 $0             $0             $0
                                  =========================================================================================

                                  ---------------------------------

      BANK NAME                        PETTY CASH            TOTAL
                                  ---------------------------------
      ACCOUNT NUMBER                      NA
                                  ---------------------------------
      ACCOUNT TYPE                        NA
                                  ---------------------------------
      BANK BALANCE                         CLOSED         $124,063
      DEPOSIT IN TRANSIT                                    11,006
      OUTSTANDING CHECKS                                    11,020

                                  ---------------------------------
      ADJUSTED BANK BALANCE                    $0         $124,049
                                  =================================

      BEGINNING CASH - PER BOOKS           $5,000         $145,722
      RECEIPTS                                  0           69,082
      TRANSFER BETWEEN ACCOUNTS                 0                0
      CHECKS/OTHER DISBURSEMENTS            5,000           90,755

                                  ---------------------------------
      ENDING CASH - PER BOOKS                  $0         $124,049
                                  =================================

MOR-8

CASE NAME:  ERLY Industries, Inc.                     CASE NUMBER: 98-21515-C-11

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

        ---------------------------------------------------------------------------------------------------------
         INSIDERS: NAME/POSITION/COMP TYPE          OCTOBER, 1998            NOVEMBER, 1998      DECEMBER, 1998
        ---------------------------------------------------------------------------------------------------------
   1    EUGENE CAFIERO/DIRECTOR/FEES                        3,000                     6,000                   0
   2    NANETTE KELLEY/PRES/SALARY                         10,000                    10,000              10,000
   3    WENDY REEVES/ASSTSEC/CONTRACT                                                 7,200               2,873
   4    BERYL ANTHONY /DIRECTOR/FEES                                                  6,000                   0
   5    BILL BLAKE/DIRECTOR/FEES                                                      6,000                   0
   6    PETE SEALE, JR./DIRECTOR/FEES                                                 6,000                   0
   7
   8
                                            -------------------------------------------------------------------
TOTAL INSIDERS  (MOR-1)                                   $13,000                   $41,200             $12,873
                                            =====================================================================
        ---------------------------------------------------------------------------------------------------------
           PROFESSIONALS NAME/ORDER DATE            OCTOBER, 1998            NOVEMBER, 1998      DECEMBER, 1998
        ---------------------------------------------------------------------------------------------------------
   1    THOMAS WHITLOCK                                     6,201                         0                   0
   2    MATTHEW ROSENSTEIN                                      0                     2,562                   0
   3
   4
   5
   6
   7
   8
                                            ---------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                $6,201                    $2,562                  $0
                                            =====================================================================

        -----------------------------------------------------------------------------------------------
         INSIDERS: NAME/POSITION/COMP TYPE     JANUARY, 1999                FEBRUARY, 1999
        -----------------------------------------------------------------------------------------------
   1    EUGENE CAFIERO/DIRECTOR/FEES                   3,000                         3,000
   2    NANETTE KELLEY/PRES/SALARY                    10,000                        10,000
   3    WENDY REEVES/ASSTSEC/CONTRACT                  2,962                         2,961
   4    BERYL ANTHONY /DIRECTOR/FEES                   3,000                         3,000
   5    BILL BLAKE/DIRECTOR/FEES                       3,000                         3,000
   7
   8
                                            ----------------------------------------------------------
TOTAL INSIDERS  (MOR-1)                              $24,962                       $24,961          $0
                                            ==========================================================
        ----------------------------------------------------------------------------------------------
           PROFESSIONALS NAME/ORDER DATE       JANUARY, 1999     FEBRUARY, 1999
        ----------------------------------------------------------------------------------------------
   1    THOMAS WHITLOCK                                6,014                  0
   2    MATTHEW ROSENSTEIN                            30,346                  0
   3
   4
   5
   6
   7
   8
                                            ----------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                          $36,360                 $0                     $0
                                            ==========================================================


MOR-9

CASE NAME: ERLY Industries, In.                       CASE NUMBER: 98-21515-C-11


                          FOOTNOTES TO MOR SCHEDULES
                                FEBRUARY, 1999

MOR REF:

MOR-1
MOR-2
MOR-3
MOR-4
MOR-5
           1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY                          $41,322
           2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP                                $194,141
                                                                                                    ------------
         TOTAL ACCOUNTS RECEIVABLE                                                                      $235,463
                                                                                                    ============
MOR-6
MOR-7
           1 REIMBURSEMENT OF COBRA PREMIUMS (4)                                                          $1,172
           2 REFUND OF INSURANCE PREMIUMS                                                                 $2,045
           3 CHEMONICS INTERNATIONAL, INC.  - INSURANCE REIMBURSEMENT                                    $11,779
           4 CHEMONICS INTERNATIONAL, INC.  - TRAVEL REIMBURSEMENT                                       $11,006
                                                                                                    ------------
         TOTAL OF LINE 7                                                                                 $26,002
                                                                                                    ============

           1 DIRECTORS' FEES                                                                             $12,000
           2 REFUND OF FUNDS TO LAW ENGINEERING & ENVIRONMENTTAL - DEPOSTED IN ERROR                     $14,150
           3 REFUND OF FUNDS PAID TO POWELL GROUP - DEPOSITED IN DIP ACCT IN ERROR                       $17,737
                                                                                                    ------------
         TOTAL OF LINE 18                                                                                $43,887
                                                                                                    ============
MOR-8
MOR-9
           1 WENDY REEVES/ASSTSEC/CONTRACT ADJUSTED FOR 11-98 & 12-98 NOT LISTED IN                      $7,200     11/30/98
             ERROR.  AMOUNTS WERE REFLECTED IN MOR-6  BUT NOT IN DETAIL IN MOR-9                         $2,873     12/31/98